________________________________________________________________________________
________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 31, 2003


                                  FANSTEEL INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-8676                36-1058780
          --------                     ------                ----------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation )                                 Identification No.)

Number One Tantalum Place, North Chicago, Illinois            60064
--------------------------------------------------            -----
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (847) 689-4900


________________________________________________________________________________
________________________________________________________________________________

Item 5.  Other Events.

         On January 15, 2002, Fansteel Inc. ("Fansteel" or the "Company") and its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court"). The cases have been assigned to the Honorable Judge Joseph J. Farnan, Jr. Judge Farnan granted a withdrawal of the cases to the United States District Court for the District of Delaware and the cases are being jointly administered under Case Number 02-10109.

         Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. In accordance with the Commission's general guidance as set forth in SEC Release No. 349660, the Company is filing copies of its monthly operating reports under cover of Form 8-K in lieu of Forms 10-Q and 10-K.

         The Company's and each of its U.S. subsidiaries' unconsolidated, unaudited monthly operating reports for the period from October 1, 2003 to October 31, 2003 (the "Operating Reports") are filed as Exhibits 99.1 through
99.8 hereto and incorporated by reference herein.

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports since they contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Reports are complete. The Operating Reports also contain information for periods that may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended. Moreover, the Operating Reports and other communications from the Company and its U.S. subsidiaries may include forward-looking statements subject to various assumptions regarding the Company's and its U.S. subsidiaries' operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods. Actual results for such periods may differ materially from the information contained in the Operating Reports and the Company undertakes no obligation to update or revise the Operating Reports.


Item 7.  Exhibits.

(c)      Exhibits.


Exhibit No.    Description
----------     -----------
99.1           United States Trustee Report of the Company for October 2003
99.2           United States Trustee Report of American Sintered Technologies, Inc. for October 2003
99.3           United States Trustee Report of Custom Technologies Corp. for October 2003
99.4           United States Trustee Report of Escast, Inc. for October 2003
99.5           United States Trustee Report of Fansteel Holdings, Inc. for October 2003
99.6           United States Trustee Report of Phoenix Aerospace Corp. for October 2003
99.7           United States Trustee Report of Washington Manufacturing Co. for October 2003
99.8           United States Trustee Report of Wellman Dynamics Corp. for October 2003


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FANSTEEL INC.

                                   By:    /s/ GARY L. TESSITORE
                                          ------------------------
                                   Name:  Gary L. Tessitore
                                   Title: Chairman, President and
                                          Chief Executive Officer


                                   By:    /s/ R. MICHAEL MCENTEE
                                          -------------------------
                                   Name:  R. Michael McEntee
                                   Title: Vice President and
                                          Chief Financial Officer

Dated:  December 9, 2003

                                                                                EXHIBIT 99.1


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT     EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                                ------------    ----------   --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                     MOR 1              Yes           No
    Bank Reconciliations                                        MOR 1 (cont)    Available        No
    Copies of bank statements                                                   Available        No
    Cash disbursement journals                                                  Available        No
Statement of operations                                         MOR 2              Yes           No
Balance Sheet                                                   MOR 3              Yes           No
Status of Postpetition Taxes                                    MOR 4              Yes           No
    Copies of payment receipts                                                  Available        No
    Copies of tax returns filed during reporting period                         Available        No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes           No
    Listing of aged accounts payable                                            Available        No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes           No
Debtor Questionnaire                                            MOR 5              Yes           No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                        11/26/2003
---------------------------------------      --------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
---------------------------------------      --------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual



FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                --------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                           CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                 ---------------------------------     ------------------------------
                                     ACTUAL           PROJECTED            ACTUAL        PROJECTED
                                 --------------   ----------------     -------------   --------------
RECEIPTS
--------
A/R Collections                    $ 3,936,144       $ 3,150,000        $ 82,988,211    $ 84,278,950
Loans                                        -                 -                   -               -
Sale of Assets                               -                 -           2,350,183       2,200,000
InterCompany Transfers               (472,783)         (485,000)           1,480,443       3,197,580
Other                                4,024,743         3,811,000          11,378,076      10,999,773

                                 --------------   ---------------     ---------------   -------------
     Total Receipts                  7,488,104         6,476,000          98,196,912     100,676,303
                                 --------------   ---------------     ---------------   -------------

DISBURSEMENTS
-------------

Net Payroll                            865,919           858,300          16,474,554      16,988,969
Payroll Taxes                          447,798           399,714           7,763,443       7,828,882
Accounts Payable                     1,748,950         1,838,433          35,802,100      36,654,792
Profit Sharing / Pension               127,732           127,388           3,282,871       3,622,643
Insurance                              621,479           673,900          13,776,424      15,176,109
Commissions                             79,185            83,000           2,234,417       2,794,385
Utilities                              250,948           251,567           4,118,652       4,400,972
Leases / Rents                          48,389            47,661             673,775         823,887
Bank Service Charges                         -                 -                   -               -
Loans                                        -                 -                   -               -
Professional Fees-Bankruptcy           661,229           673,747          10,377,489      10,444,712
Capital Expenditures                     9,600             9,600           1,031,723       1,042,900
US Trustee Fees                              -                 -              35,250          35,250
Court Costs                                  -                 -                   -               -

                                 --------------   ---------------     ---------------   -------------
     Total disbursements             4,861,229         4,963,309          95,570,698      99,813,501
                                 --------------   ---------------     ---------------   -------------


NET CASH FLOW                     $  2,626,875     $  1,512,691      $   2,626,214     $     862,802
-------------                     ==============   ===============     ===============   =============



FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                --------------

BANK RECONCILIATION (MOR-1) (CONTINUED)
                                      Account                                  Book
Balance per Books                      Number       Account Type             Balance
                                    -----------  ------------------       ------------
   Petty Cash                            N/A        Petty cash              $    5,321

   National City Bank              884096887        Operational              4,269,985

   National City - CBCA             18082912        Disbursement              (228,766)

   Corporate Payroll              5300011495        Payroll                          -

   First Midwest Bank                0173906        Petty Cash                   1,064

   National City Bank              884157627        Blocked                    458,428

   National City Bank              884096879        Payroll                          -

   National City Bank              884157643        Benefit Bank                  (927)

   National City Bank              884096908        Health Insurance              (307)

   National City Bank                      0        Operational               (145,884)

   National City Bank              884096772        Operational               (154,514)

   Mellon Bank                       1465820        Payroll                          -

   National City Bank              884096799        Disbursement                     -

   Bank One                        261379147        Payroll                          -

   National City Bank              884156747        Disbursements              (14,557)

   Payroll Clearing                        -        Clearing                         -

   National City Bank               18081568        Disbursement              (111,645)

   National City Bank               18081576        Payroll                          -

   National City Bank              884096780        Operational                (18,536)

   Hancock Bank                   01-0101494        Payroll                      1,669

   Bancorp South                    06582837        Operational                  2,038

   National City Bank              658912591        Payroll                      1,189

                                                                           -----------
                                                                            $4,064,558
                                                                           ===========

Bank reconciliations are available.




FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                --------------

STATEMENT OF OPERATIONS (MOR-2)
                                                   Month of           CUMULATIVE
                                                October, 2003        FILING TO DATE
                                                --------------      ----------------
Gross Sales                                       $ 3,153,197        $ 79,178,851
Less: Defective mat'l returned                          3,485               4,432
        Sales allowances                               31,786             153,640
        Cash discounts                                 32,215             423,297
                                                --------------      --------------
           Total sales deductions                      67,486             581,369
                                                --------------      --------------
        NET SALES                                   3,085,711          78,597,482
                                                --------------      --------------
Cost of Sales                                       3,630,933          75,744,579
                                                --------------      --------------
        GROSS PROFIT                                 (545,222)          2,852,903
                                                --------------      --------------
Selling, General & Admin. Expense
    Selling expense                                   253,090           5,814,027
    General & Admin. expense                          695,137          12,437,405
    Corporate Fees                                   (218,000)         (4,536,856)
                                                --------------      --------------
      Total S G & A and Environ. Expense              730,227          13,714,576
                                                --------------      --------------
        OPERATING INCOME                           (1,275,449)        (10,861,673)
                                                --------------      --------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in
         Subsidiaries                                       -            (968,257)
    Other Income (Expense)                            (35,173)         10,658,280
    Interest Income (Expense)                         (40,064)           (746,760)
                                                --------------      --------------
        Other Income (Expense)                        (75,237)          8,943,263
                                                --------------      --------------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                           (1,350,686))        (1,918.410)
                                                --------------      --------------
REORGANIZATION ITEMS
    Professional Fees                                 461,481           7,799,226
    US Trustee Quarterly Fees                               -              35,250
    (Gain) Loss from sale of equipment                      -                   -
    Other Reorganization Expenses                           -                   -
                                                --------------      --------------
        Total Reorganization Items                    461,481           7,834,476
                                                --------------      --------------
INCOME (LOSS) BEFORE TAXES                         (1,812,167)         (9,752,886)

Provision for Taxes                                    37,000          (3,016,397)
                                                --------------      --------------
NET INCOME (LOSS)                               $  (1,849,167)      $  (6,736,489)
                                                ==============      ==============

FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                --------------

BALANCE SHEET (MOR-3)
                                                         10/31/03            1/15/02
                                                     ---------------      ------------
ASSETS
-------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $     4,064,558      $  1,438,344
    Restricted cash and cash equivalents                           -                 -
    Accounts receivable - net                              5,447,418        14,281,299
    Inventories - net                                      6,378,693        13,747,533
    Other assets - current                                   (66,319)          805,785
                                                     ---------------      ------------
           TOTAL CURRENT ASSETS                           15,824,350        30,272,961
                                                     ---------------      ------------
OTHER ASSETS
    Deferred income taxes                                          -                 -
    Intercompany receivable                               37,701,149        35,224,200
    Investment in subsidiaries                             6,880,855        11,970,175
    Other                                                  6,056,041           120,306
                                                     ---------------      ------------
           TOTAL OTHER ASSETS                             50,638,045        47,314,681
                                                     ---------------      ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                     381,348           381,348
    Buildings                                              5,021,497         4,925,497
    Machinery and equipment                               36,811,343        35,951,210
                                                     ---------------      ------------
           Total property, plant and equipment            42,214,188        41,258,055
    Less: Accum. depreciation and amortization            35,980,743        34,547,637
                                                     ---------------      ------------
           NET PROPERTY, PLANT AND EQUIPMENT               6,233,445         6,710,418
                                                     ---------------      ------------
TOTAL ASSETS                                         $    72,695,840      $ 84,298,060
                                                     ===============      ============

LIABILITIES & SHAREHOLDERS' EQUITY                       10/31/03            1/15/02
-------------------------------------------------    ---------------      ------------
LIABILITIES (POSTPETITION)
-------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $             -      $          -
    Accounts payable                                       4,772,848                 -
    Accrued liabilities                                    5,457,071                 -
    Accrued income taxes                                           -                 -
    Dividends payable                                              -                 -
                                                     ---------------      ------------
           TOTAL CURRENT LIABILITIES                      10,229,919                 -
                                                     ---------------      ------------
LONG-TERM DEBT - SECURED                                           -                 -
                                                     ---------------      ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                      -                 -
    Deferred income taxes                                          -                 -
    Intercompany payable                                   3,066,910                 -
    Long-term pension liability                            8,414,140                 -
                                                     ---------------      ------------
           TOTAL OTHER LIABILITIES                        11,481,050                 -
                                                     ---------------      ------------
TOTAL LIABILITIES (POSTPETITION)                          21,710,969                 -
                                                     ---------------      ------------


LIABILITIES (PREPETITION)
-------------------------------------------------
    Secured debt                                                   -                 -
    Priority debt (1)                                      1,082,129         5,336,367
    Unsecured debt                                        72,794,304        87,314,733
    Intercompany payable                                  26,579,677        27,899,610
                                                     ---------------      ------------
TOTAL LIABILITIES (PREPETITION)                          100,456,110       120,550,710
                                                     ---------------      ------------
TOTAL LIABILITIES                                        122,167,079       120,550,710
                                                     ---------------      ------------
SHAREHOLDERS' EQUITY
    Common stock                                          21,747,145        21,747,145
    Capital in excess of par value                           316,000           316,000
    Equity - unearned compensation                                 -            (4,903)
    Minimum pension liability adjustment                 (19,511,003)      (13,024,000)
    Foreign currency translation adjustment                        -                 -
    Retained earnings - prepetition                      (45,286,892)      (45,286,892)
    Retained earnings - postpetition                      (6,736,489)                -
                                                     ---------------      ------------
           TOTAL SHAREHOLDERS' EQUITY                    (49,471,239)      (36,252,650)
                                                     ---------------      ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $    72,695,840      $ 84,298,060
                                                     ===============      ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                --------------

STATUS OF POSTPETITION TAXES (MOR-4)
-------------------------------------------------------------------------------------------
                                                                             Tax Liability
                                 Beginning       Amt. Withheld      Amount     at End of
FEDERAL TAXES:                 Tax Liability     or Amt. of Tax      Paid    Current Month
-------------------------------------------------------------------------------------------
Withholding                          37,437          184,427       195,987        25,877
FICA-Employee                        13,564           98,461       100,506        11,519
FICA-Employer                        13,564           98,461       100,506        11,519
Unemployment                          5,523              408           286         5,645
Income Tax                                0                0             0             0
Foreign Income Tax                        0                0             0             0
Other                                     0                0             0             0
                                --------------------------------------------------------
   TOTAL FEDERAL TAXES           $   70,088       $  381,757    $  397,285    $   54,560
                                --------------------------------------------------------
STATE AND LOCAL TAXES:
Withholding                          24,324           40,031        44,752        19,603
Unemployment                          8,307            3,232         5,761         5,778
Sales                                57,174            1,347         1,335        57,186
Income Tax                                0                0             0             0
Real Property                       197,647         (106,691)            0        90,956
Personal Property                    37,975          (44,400)            0        (6,425)
Other: Local                              0                0             0             0
                                --------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES    $  325,427       $ (106,481)    $  51,848    $  167,098
                                --------------------------------------------------------
                                --------------------------------------------------------
TOTAL POSTPETITION TAXES        $  395,515       $  275,276     $ 449,133    $  221,658
                                ========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
---------------------------------------------------------------------------------------------------------------
                                                           Number of Days Past Due
                                   ----------------------------------------------------------------------------
                                       Current   30 days    31-60 days    61-90 days   over 90 days      Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                      4,772,848          0      0            0             0          4,772,848
Wages Payable                         2,014,401          0      0            0             0          2,014,401
Taxes Payable (Other than Income)       221,658          0      0            0             0            221,658
Professional Fees                     1,099,489          0      0            0             0          1,099,489
Rent/Lease - Building                         0          0      0            0             0                  0
Rent/Lease - Equipment                        0          0      0            0             0                  0
Other Accrued Liabilities             2,121,523          0      0            0             0          2,121,523
Income Taxes Payable                          0          0      0            0             0                  0
Secured Debt                                  0          0      0            0             0                  0
Intercompany Payable                  3,066,910          0      0            0             0          3,066,910
Other LT Liabilities                  8,414,140          0      0            0             0          8,414,140
                                   ----------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS            $21,710,969         $0     $0           $0            $0        $21,710,969
                                   ============================================================================


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                --------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

------------------------------------------------------------------------------------------
                                              Dates           Amount         Check Nos.
Description of Tax          State             Paid             Paid           or EFT
------------------------------------------------------------------------------------------
State Withholding           California       10/08/03         2,732           99974
State Withholding           California       10/15/03         2,926          100011
State Withholding           California       10/23/03         2,504          100059
State Withholding           California       10/29/03         2,519          100101
State Withholding           California       11/05/03         2,197          100157
State Withholding           Connecticut      10/01/03         1,125           99964
State Withholding           Connecticut      10/08/03         1,134           99976
State Withholding           Connecticut      10/15/03         2,955          100012
State Withholding           Connecticut      10/23/03           290          100062
State Withholding           Connecticut      10/30/03           156          100104
State Withholding           Illinois         10/01/03         1,287           99965
State Withholding           Illinois         10/15/03         3,256          100015
State Withholding           Illinois         10/23/03         2,328          100070
State Withholding           Illinois         10/23/03        -2,353          100070
State Withholding           Mississippi      10/15/03         3,886          100031
State Withholding           Oklahoma         10/15/03         1,277          100035
State Withholding           Pennsylvania     10/01/03         4,728           99966
State Withholding           Pennsylvania     10/15/03         4,938           10036
State Withholding           Pennsylvania     11/04/03         5,661          100172
State Withholding           Wisconsin        10/15/03           528          100043
State Withholding           Wisconsin        10/23/03            37          100090
State Withholding           Wisconsin        10/30/03           640          100130
Sales Tax - Monthly         Mississippi      10/20/03           988          100030
Sales Tax - Quarterly       Washington       10/31/03           349          100129
Unemployment                Federal          10/30/03           286            EFT
Unemployment                California       10/31/03         1,148          100102
Unemployment                Connecticut      10/31/03         3,852          100105
Unemployment                Pennsylvania     10/31/03           761          100122
FICA & Fed W/H              Federal          10/01/03        85,213            EFT
FICA & Fed W/H              Federal          10/08/03        44,431            EFT
FICA & Fed W/H              Federal          10/15/03       104,231            EFT
FICA & Fed W/H              Federal          10/22/03        55,719            EFT
FICA & Fed W/H              Federal          10/29/03        55,865            EFT
FICA & Fed W/H              Federal          11/05/03        51,539            EFT
                                                         ------------
TOTAL POSTPETITION TAXES PAID                            $ 449,133
                                                         ============


FANSTEEL INC.                                                           CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                --------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period           7,086,201
PLUS Amounts billed during the period                                        2,691,510
LESS Amounts collected during the period                                     3,936,144
                                                                        ----------------
Total Accounts Receivable at the end of the reporting period                $5,841,567
                                                                        ================


-----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------------------
0-30 days old                                                                2,143,039
31-60 days old                                                               1,965,289
61-90 days old                                                                 785,878
91+ days old                                                                   947,361
                                                                        ----------------
Total Accounts Receivable                                                    5,841,567
Amount considered uncollectible (bad debt)                                     499,888
                                                                        ----------------
Accounts Receivable (Net) at the end of the current period                  $5,341,679
                                                                        ================




DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                   YES     NO
-------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.              x
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                 x
3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                         x
4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.        x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------

1.


2.


3.


4.


                                                                                EXHIBIT 99.2


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------
MONTHLY OPERATING REPORT
                                                                                  DOCUMENT      EXPLANATION
                                                                 FORM NO.         ATTACHED        ATTACHED
                                                               --------------   ------------   --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1               Yes            No
        Bank Reconciliations                                    MOR 1 (cont.)    Available         No
        Copies of bank statements                                                Available         No
        Cash disbursement journals                                               Available         No
Statement of Operations                                         MOR 2               Yes            No
Balance Sheet                                                   MOR 3               Yes            No
Status of Postpetition Taxes                                    MOR 4               Yes            No
        Copies of payment receipts                                               Available         No
        Copies of tax returns filed during reporting period                      Available         No
Summary of Unpaid Postpetition Debts                            MOR 4               Yes            No
        Listing of aged accounts payable                                         Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5               Yes            No
Debtor Questionnaire                                            MOR 5               Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                          11/26/2003
-----------------------------------------    -----------------------------------
Signature of Authorized Individual           Date

R. Michael McEntee                           Vice President
-----------------------------------------    -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


AMERICAN SINTERED TECHNOLOGIES, INC.                                   CASE #   02-10109 (JJF)
                                                                                ----------------
                                                             REPORTING PERIOD   October 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                     CURRENT MONTH                  CUMULATIVE FILING TO DATE
                              ----------------------------     -------------------------------
                                ACTUAL        PROJECTED            ACTUAL            PROJECTED
                              ------------   -------------     ---------------    ------------
RECEIPTS
--------

A/R Collections               $  701,124      $   625,000        $ 17,052,389      $ 17,121,257
Loans                                  -                -                   -                 -
Sale of Assets                         -                -                   -                 -
Intercompany Transfers           124,766                -          (1,345,279)       (1,246,000)
Other                                  -                -              27,174             1,382

                              -----------   --------------     ---------------    --------------
     Total Receipts              825,890          625,000          15,734,284        15,876,639
                              -----------   --------------     ---------------    --------------

DISBURSEMENTS
-------------

Net Payroll                      140,465          140,000           2,121,420         2,119,788
Payroll Taxes                     44,413           44,000           1,031,607           870,817
Accounts Payable                 601,192          625,000          11,244,604        11,237,214
Profit Sharing/Pension                 -                -                   -                 -
Insurance                          2,806            2,000             300,220           390,412
Commissions                       25,345           25,000             605,093           564,892
Utilities                         25,888           26,000             471,293           555,925
Leases/Rents                           -                -                   -                 -
Bank Service Charges                   -                -                   -                 -
Loans                                  -                -                   -                 -
Professional Fees-Bankruptcy           -                -                   -                 -
Capital Expenditures                   -                -              22,141            27,000
US Trustee Fees                        -                -              30,250            30,250
Court Costs                            -                -                   -                 -
                              -----------   --------------     ---------------    --------------
     Total disbursements         840,109          862,000          15,826,628        15,796,298
                              -----------   --------------     ---------------    --------------

NET CASH FLOW                 $  (14,219)   $    (237,000)     $      (92,344)    $      80,341
-------------                 ===========   ==============     ===============    ==============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                      Book
Balance per Books                          Number      Account Type    Balance
                                          ---------   -------------   ---------

  Petty Cash                              N/A          Petty cash     $      -

  National City Bank of PA                239732043    Payroll           2,889

  National City Bank                      884096860    Disbursement    (77,280)


                                                                      ---------
                                                                      $(74,391)
                                                                      =========

Bank reconciliations are available.




AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------
STATEMENT OF OPERATIONS (MOR-2)

                                             Month of            Cumulative
                                           October 2003        Filing to Date
                                          ---------------    ------------------

Gross Sales                                  $   767,718         $17,351,191
Less: Defective mat'l returned                         -                   -
      Sales allowances                                 -               9,037
      Cash discounts                               2,666              94,788
                                          ---------------    ----------------
        Total sales deductions                     2,666             103,825
                                          ---------------    ----------------

         NET SALES                               765,052          17,247,366
                                          ---------------    ----------------

Cost of Sales                                    740,432          14,307,612
                                          ---------------    ----------------

         GROSS PROFIT                             24,620           2,939,754
                                          ---------------    ----------------

Selling, General & Admin. Expense
    Selling expense                               44,012           1,116,797
    General & Admin. expense                      28,430             684,188
    Corporate Fees                                34,000             412,355
                                          ---------------    ----------------
      Total S G & A and Environ. Expense         106,442           2,213,340
                                          ---------------    ----------------

         OPERATING INCOME                        (81,822)            726,414
                                          ---------------    ----------------

OTHER INCOME (EXPENSE)
    Other Income (Expense)                             -              13,901
    Interest Expense                              (5,027)           (140,989)
                                          ---------------    ----------------
         Other Income (Expense)                   (5,027)           (127,088)
                                          ---------------    ----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                         (86,849)            599,326
                                          ---------------    ----------------

REORGANIZATION ITEMS
    Professional Fees                             31,000             455,750
    US Trustee Quarterly Fees                          -              30,250
    (Gain) Loss from sale of equipment                 -                   -
    Other Reorganization Expenses                      -                   -
                                          ---------------    ----------------
         Total Reorganization Items               31,000             486,000
                                          ---------------    ----------------

INCOME (LOSS) BEFORE TAXES                      (117,849)            113,326

Provision for Taxes                              (43,000)             44,000
                                          ---------------    ----------------

NET INCOME (LOSS)                               $(74,849)          $  69,326
                                          ===============    ================



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                     10/31/03         1/15/02
                                                    ------------    ------------
ASSETS
------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents           $   (74,391)      $ 17,953
    Restricted cash and cash equivalents                       -              -
    Accounts receivable - net                          1,116,893        894,078
    Inventories - net                                    260,882        549,646
    Other assets - current                                81,957          7,707
                                                    ------------    ------------
           TOTAL CURRENT ASSETS                        1,385,341      1,469,384
                                                    ------------    ------------
OTHER ASSETS
    Deferred income taxes                                      -              -
    Intercompany receivable                            1,393,423              -
    Investment in subsidiaries                                 -              -
    Other - goodwill                                   2,207,060      2,207,060
                                                    ------------    ------------
           TOTAL OTHER ASSETS                          3,600,483      2,207,060
                                                    ------------    ------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                  84,000         84,000
    Buildings                                            848,037        848,037
    Machinery and equipment                            4,789,746      4,772,863
                                                    ------------    ------------
           Total property, plant and equipment         5,721,783      5,704,900
    Less: Accum. depreciation and amortization         2,950,846      2,058,295
                                                    ------------    ------------
           NET PROPERTY, PLANT AND EQUIPMENT           2,770,937      3,646,605
                                                    ------------    ------------
TOTAL ASSETS                                         $ 7,756,761    $ 7,323,049
                                                    ============    ============

LIABILITIES & SHAREHOLDERS' EQUITY                    10/31/03         1/15/02
------------------------------------------------    -------------   ------------
LIABILITIES (POSTPETITION)
------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                $         -    $         -
    Accounts payable                                     553,491              -
    Accrued liabilities                                  214,074              -
    Accrued income taxes                                  37,026              -
    Dividends payable                                          -              -
                                                    ------------    ------------
           TOTAL CURRENT LIABILITIES                     804,591              -
                                                    ------------    ------------
LONG-TERM DEBT - SECURED                                       -              -
                                                    ------------    ------------
OTHER LIABILITIES
    Disc. operations and environ. remediation                  -              -
    Deferred income taxes                                      -              -
    Intercompany payable                                  34,454              -
    Long-term pension liability                                -              -
                                                    ------------    ------------
           TOTAL OTHER LIABILITIES                        34,454              -
                                                    ------------    ------------
TOTAL LIABILITIES (POSTPETITION)                         839,045              -
                                                    ------------    ------------


LIABILITIES (PREPETITION)
------------------------------------------------
    Secured debt                                     $ 1,164,271    $ 1,056,640
    Priority debt (1)                                    154,826        306,530
    Unsecured debt                                       762,484      1,206,760
    Intercompany payable                               4,381,637      4,367,947
                                                    ------------    ------------
TOTAL LIABILITIES (PREPETITION)                        6,463,218      6,937,877
                                                    ------------    ------------
TOTAL LIABILITIES                                      7,302,263      6,937,877
                                                    ------------    ------------
SHAREHOLDERS' EQUITY
    Common stock                                             100            100
    Capital in excess of par value                             -              -
    Equity - unearned compensation                             -              -
    Minimum pension liability adjustment                       -              -
    Foreign currency translation adjustment                    -              -
    Retained earnings - prepetition                      385,072        385,072
    Retained earnings - postpetition                      69,326              -
                                                    ------------    ------------
           TOTAL SHAREHOLDERS' EQUITY                    454,498        385,172
                                                    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 7,756,761    $ 7,323,049
                                                    ============    ============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans were paid based on first day motions.



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

STATUS OF POSTPETITION TAXES (MOR-4)

----------------------------------------------------------------------------------------------
                                                                                Tax Liability
                                       Beginning     Amt. Withheld    Amount      at End of
FEDERAL TAXES:                       Tax Liability   or Amt.of Tax     Paid     Current Month
----------------------------------------------------------------------------------------------
Withholding                                 0           19,781         13,929          5,852
FICA-Employee                               0           13,764          9,410          4,354
FICA-Employer                               0           13,764          9,410          4,354
Unemployment                               66              185            172             79
Income Tax                             72,133          (38,000)             0         34,133
Foreign Income Tax                          0                0              0              0
Other:                                      0                0              0              0
                                  -----------------------------------------------------------
   TOTAL FEDERAL TAXES               $ 72,199          $ 9,494        $32,921       $ 48,772
                                  -----------------------------------------------------------

STATE AND LOCAL TAXES:
---------------------
Withholding                             3,306            7,508          9,254          1,560
Unemployment                            2,332            2,325          2,238          2,419
Sales                                       0                0              0              0
Income Tax                             10,000           (5,000)         2,107          2,893
Real Property                          (7,941)           2,600              0         (5,341)
Personal Property                           0                0              0              0
Other: Describe                             0                0              0              0
                                  -----------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $ 7,697          ($7,433)       $13,599        $ 1,531
                                  -----------------------------------------------------------
                                  -----------------------------------------------------------
TOTAL POSTPETITION TAXES            $ 79,896          $16,927        $46,520       $ 50,303
                                  ===========================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)


-----------------------------------------------------------------------------------------------------------------
                                                                     Number of Days Past Due
                                   ------------------------------------------------------------------------------
                                     Current       30 days   31-60 days   61-90 days     over 90 days       Total
-----------------------------------------------------------------------------------------------------------------

Accounts Payable                       553,491         0         0            0             0             553,491
Wages Payable                          147,792         0         0            0             0             147,792
Taxes Payable (Other than Income)       13,277         0         0            0             0              13,277
Professional Fees                            0         0         0            0             0                   0
Rent/Lease - Building                        0         0         0            0             0                   0
Rent/Lease - Equipment                       0         0         0            0             0                   0
Other Accrued Liabilities               53,005         0         0            0             0              53,005
Income Taxes Payable                    37,026         0         0            0             0              37,026
Secured Debt                                 0         0         0            0             0                   0
Intercompany Payable                    34,454         0         0            0             0              34,454
Other LT Liabilities                         0         0         0            0             0                   0
                                   --------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $839,045        $0        $0           $0            $0            $839,045
                                   ================================================================================


AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

--------------------------------------------------------------------------------
                            Dates         Amount              Check Nos.
Description of Tax          Paid           Paid                or EFT
--------------------------------------------------------------------------------
FICA and Federal           10/08/03      $ 16,434                EFT
FICA and Federal           10/22/03        16,314                EFT
State withholding          10/15/03         1,969               14050
State withholding          10/31/03         3,544               14224
FICA and Federal           10/31/03           172                EFT
State Corp Taxes           10/31/03         2,107               ID Bill
Local withholding          10/31/03         3,742                EFT
State unemployment         10/31/03         2,238                EFT


                                      ------------
TOTAL POSTPETITION TAXES PAID            $ 46,520
                                      ============



AMERICAN SINTERED TECHNOLOGIES, INC.                                    CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period    $1,051,454
PLUS Amounts billed during the period                                    771,661
LESS Amounts collected during the period                                 701,124
                                                                      ----------
Total Accounts Receivable at the end of the reporting period          $1,121,991
                                                                      ==========

--------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
0-30 days old                                                          1,005,083
31-60 days old                                                            79,533
61-90 days old                                                            29,152
91+ days old                                                               8,223
                                                                      ----------
Total Accounts Receivable                                              1,121,991
Amount considered uncollectible (bad debt)                                 5,098
                                                                      ----------
Accounts Receivable (Net) at the end of the current period            $1,116,893
                                                                      ==========



DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                   YES       NO
--------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                        x
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                       x
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                           x
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                               x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.3


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------
MONTHLY OPERATING REPORT

                                                                          DOCUMENT         EXPLANATION
                                                            FORM NO.      ATTACHED          ATTACHED
                                                          ------------   -------------    --------------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements               MOR 1          Attached
    Bank Reconciliations                                  MOR 1 (cont.)  None
    Copies of bank statements                                            None
    Cash disbursement journals                                           None
Statement of operations                                   MOR 2          Attached
Balance Sheet                                             MOR 3          Attached
Status of Postpetition Taxes                              MOR 4          None
    Copies of payment receipts                                           None
    Copies of tax returns filed during reporting period                  None
Summary of Unpaid Postpetition Debts                      MOR 4          None
    Listing of aged accounts payable                                     None
Accounts Receivable Reconciliation and Aging              MOR 5          None
Debtor Questionnaire                                      MOR 5          Attached



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                          11/26/2003
----------------------------------------       ---------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ---------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
Intercompany Transfers                    -                -             1,500            1,500
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                       -                -             1,500            1,500
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing/Pension                    -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases/Rents                              -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees - Bankruptcy            -                -                 -                -
US Trustee Fees                           -                -             1,500            1,500
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                  -                -             1,500            1,500
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------
                              ==============    =============    ==============   ==============



CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------


STATEMENT OF OPERATIONS (MOR-2)

                                               Month of          Cumulative
                                            October 2003       Filing to Date
                                            --------------   -------------------

Gross Sales                                  $         -      $          -
Less: Defective mat'l returned                         -                 -
      Sales allowances                                 -                 -
      Cash discounts                                   -                 -
                                             ------------     -------------
       Total sales deductions                          -                 -
                                             ------------     -------------

      NET SALES                                        -                 -
                                             ------------     -------------

Cost of Sales                                          -                 -
                                             ------------     -------------

     GROSS PROFIT                                      -                 -
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                      -                 -
  General & Admin. expense                             -                 -
  Corporate Fees                                       -             (1,500)
                                             ------------     -------------
   Total S G & A and Environ. Expense                  -             (1,500)
                                             ------------     -------------

     OPERATING INCOME                                  -              1,500
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Income (Loss) from Investment in
    Subsidiaries                                       -         (4,506,380)
  Interest Expense                                     -                 -
                                             ------------     -------------
   Other Income (Expense)                              -         (4,506,380)
                                             ------------     -------------
INCOME (LOSS) BEFORE
  REORGANIZATION ITEMS                                 -         (4,504,880)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                     -                  -
 US Trustee Quarterly Fees                             -              1,500
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
  Total Reorganization Items                           -              1,500
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                             -         (4,506,380)

Provision for Taxes                                    -                  -
                                             ------------     -------------

NET INCOME (LOSS)                            $         -      $  (4,506,380)
                                             ============     =============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                  10/31/03            1/15/02
                                                 -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $          -       $          -
  Restricted cash and cash equivalents                     -                  -
  Accounts receivable - net                                -                  -
  Inventories - net                                        -
  Other assets - current                                   -                  -
                                               -------------      -------------
        TOTAL CURRENT ASSETS                               -                  -
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                                    -                  -
  Intercompany receivable                          1,332,139          1,332,139
  Investment in subsidiaries                      35,123,978         39,630,358
    Other                                                  -                  -
                                               -------------      -------------
        TOTAL OTHER ASSETS                        36,456,117         40,962,497
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                     -                  -
  Buildings                                                -                  -
  Machinery and equipment                                  -                  -
                                               -------------      -------------
        Total property, plant and equipment                -                  -
  Less: Accum. depreciation and amortization               -                  -
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT                  -                  -
                                               -------------      -------------
TOTAL ASSETS                                    $ 36,456,117      $  40,962,497
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 10/31/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt            $           -      $           -
  Accounts payable                                         -                  -
  Accrued liabilities                                      -                  -
  Accrued income taxes                                     -                  -
  Dividends payable                                        -                  -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                          -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                  -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                  -
  Deferred income taxes                                    -                  -
  Intercompany payable                                     -                  -
  Long-term pension liability                              -                  -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                            -                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                           -                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                  -
  Priority debt                                            -                  -
  Unsecured debt                                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                            -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                          -                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000              1,000
  Capital in excess of par value                  23,380,700         23,380,700
  Equity - unearned compensation                           -                  -
  Minimum pension liability adjustment                     -                  -
  Foreign currency translation adjustment                  -                  -
  Retained earnings - prepetition                 17,580,797         17,580,797
  Retained earnings - postpetition                (4,506,380)                 -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                36,456,117         40,962,497
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  36,456,117      $  40,962,497
                                               =============      ==============




CUSTOM TECHNOLOGIES CORP.                                               CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

DEBTOR QUESTIONNAIRE (MOR - 5)
-------------------------------------------------------------------------------
                                                        YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                         x

2. Have any funds been disbursed from any accounts other
   than a debtor in possession account in this reporting
   period? If yes, provide an explanation below.                         x

3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.           x

4. Are workers compensation, general liability and
   other necessary insurance coverages in effect?
   If no, provide an explanation below.                  x



                                                                                EXHIBIT 99.4


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

MONTHLY OPERATING REPORT
                                                                                 DOCUMENT      EXPLANATION
                                                                 FORM NO.        ATTACHED       ATTACHED
                                                               ------------    ------------    -----------
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements                    MOR 1              Yes             No
        Bank Reconciliations                                   MOR 1 (cont)    Available          No
        Copies of bank statements                                              Available          No
        Cash disbursement journals                                             Available          No
Statement of operations                                        MOR 2              Yes             No
Balance Sheet                                                  MOR 3              Yes             No
Status of Postpetition Taxes                                   MOR 4              Yes             No
        Copies of payment receipts                                             Available          No
        Copies of tax returns filed during reporting period                    Available          No
Summary of Unpaid Postpetition Debts                           MOR 4              Yes             No
        Listing of aged accounts payable                                       Available          No
Accounts Receivable Reconciliation and Aging                   MOR 5              Yes             No
Debtor Questionnaire                                           MOR 5              Yes             No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ R. Michael McEntee                         11/26/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date

R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------


SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $   1,550,059     $  1,700,000     $  28,731,170    $  27,902,774
Loans                                     -                -                 -                -
Sale of Assets                            -                -           266,858           25,000
Intercompany Transfers             (148,599)        (200,000)       (1,584,771)      (1,000,000)
Other                                (1,696)               -            (2,813)               -

                              --------------    -------------    --------------   --------------
     Total Receipts               1,399,764        1,500,000        27,410,444       26,927,774
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                          82,146           84,991         1,786,533        1,727,338
Payroll Taxes                        26,493           25,044           662,444          638,937
Accounts Payable                  1,234,910        1,381,817        23,700,604       22,982,194
Profit Sharing/Pension                    -                -            15,128           15,000
Insurance                                 -                -            50,624           56,435
Commissions                          32,615           34,249           618,496          658,249
Utilities                             1,268            2,200           187,903          166,613
Leases/Rents                         20,230           20,700           150,771          149,996
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees - Bankruptcy            -                -                 -                -
Capital Expenditures                  8,730            9,000           181,892          181,000
US Trustee Fees                           -                -            40,250           40,250
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements          1,406,392        1,558,000        27,394,645       26,616,011
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $      (6,628)     $   (58,000)     $     15,799    $     311,763
-------------                 ==============    =============    ==============   ==============



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                           Account                                   Book
Balance per Books                          Number          Account Type             Balance
------------------------------          -------------    -----------------      --------------
   Petty Cash                           N/A              Petty cash             $       254

   American National Bank               18080278         Disbursement                     -

   National City Bank                   884096844        Disbursement              (162,790)

   Bank One                             2135-439-0104    Payroll                     11,195

   Texas Commerce Bank                  85808720641      Disbursement                   298

Restricted Cash Florida                                  Restricted                 271,758

                                                                                -------------
                                                                                $   120,715
                                                                                =============
Bank reconciliations are available.



ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                      Month of       CUMULATIVE
                                                  October, 2003     FILING TO DATE
                                                  --------------   --------------
Gross Sales                                       $  1,681,833      $ 31,173,785
Less: Defective mat'l returned                               -            19,900
      Sales allowances                                     371            27,356
      Cash discounts                                     2,696           167,529
                                                  -------------     -------------
           Total sales deductions                        3,067           214,785
                                                  -------------     -------------

         NET SALES                                   1,678,766        30,959,000
                                                  -------------     -------------

Cost of Sales                                        1,126,390        24,088,237
                                                  -------------     -------------

         GROSS PROFIT                                  552,376         6,870,763
                                                  -------------     -------------

Selling, General & Admin. Expense
    Selling expense                                     64,493         1,286,007
    General & Admin. expense                            70,428         1,262,269
    Corporate Fees                                      56,000         1,061,500
                                                  -------------     -------------
      Total S G & A and Environ. Expense               190,921         3,609,776
                                                  -------------     -------------

         OPERATING INCOME                              361,455         3,260,987
                                                  -------------     -------------

OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries            -           302,879
    Interest Expense                                         -                 -
                                                  -------------     -------------
         Other Income (Expense)                              -           302,879
                                                  -------------     -------------

INCOME (LOSS) BEFORE
  REORGANIZATION ITEMS                                 361,455         3,563,866
                                                  -------------     -------------

REORGANIZATION ITEMS
    Professional Fees                                   52,000           864,750
    US Trustee Quarterly Fees                                -            40,250
    (Gain) Loss from sale of equipment                       -                 -
    Other Reorganization Expenses                            -                 -
                                                  -------------     -------------
        Total Reorganization Items                      52,000           905,000
                                                  -------------     -------------

INCOME (LOSS) BEFORE TAXES                             309,455         2,658,866

Provision for Taxes                                    115,910           949,863
                                                  -------------     -------------

NET INCOME (LOSS)                                 $    193,545      $  1,709,003
                                                  =============     =============


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------


BALANCE SHEET (MOR-3)
                                                                   10/31/03           1/15/02
                                                                -------------       -----------
ASSETS
-----------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents                       $   (151,043)      $   104,916
    Restricted cash and cash equivalents                              271,758                 -
    Accounts receivable - net                                       3,131,831           956,901
    Inventories - net                                               1,041,990         1,085,331
    Other assets - current                                             43,905            72,557
                                                                -------------       -----------
           TOTAL CURRENT ASSETS                                     4,338,441         2,219,705
                                                                -------------       -----------
OTHER ASSETS
    Deferred income taxes                                                   -           575,991
    Intercompany receivable                                         2,225,427           316,912
    Investment in subsidiaries                                      2,790,894         2,619,157
    Other                                                               6,307                 -
                                                                -------------       -----------
           TOTAL OTHER ASSETS                                       5,022,628         3,512,060
                                                                -------------       -----------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                                    -            68,653
    Buildings                                                               -            84,942
    Machinery and equipment                                         4,379,710         4,300,918
                                                                -------------       -----------
           Total property, plant and equipment                      4,379,710         4,454,513
    Less: Accum. depreciation and amortization                      2,085,910         1,952,364
                                                                -------------       -----------
           NET PROPERTY, PLANT AND EQUIPMENT                        2,293,800         2,502,149
                                                                -------------       -----------
TOTAL ASSETS                                                     $ 11,654,869       $ 8,233,914
                                                                =============       ===========

LIABILITIES & SHAREHOLDERS' EQUITY                                 10/31/03           1/15/02
-----------------------------------------------------           -------------       -----------
LIABILITIES (POSTPETITION)
-----------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                            $          -       $         -
    Accounts payable                                                  637,437                 -
    Accrued liabilities                                               343,331                 -
    Accrued income taxes                                              867,210                 -
    Dividends payable                                                       -                 -
                                                                -------------       -----------
           TOTAL CURRENT LIABILITIES                                1,847,978                 -
                                                                -------------       -----------
LONG-TERM DEBT - SECURED                                                    -                 -
                                                                -------------       -----------
OTHER LIABILITIES
    Disc. operations and environ. remediation                               -                 -
    Deferred income taxes                                                   -                 -
    Intercompany payable                                              323,744                 -
    Long-term pension liability                                             -                 -
                                                                -------------       -----------
           TOTAL OTHER LIABILITIES                                    323,744                 -
                                                                -------------       -----------
TOTAL LIABILITIES (POSTPETITION)                                    2,171,722                 -
                                                                -------------       -----------



LIABILITIES (PREPETITION)
-----------------------------------------------------
    Secured debt                                                            -                 -
    Priority debt (1)                                                       -           116,378
    Unsecured debt                                                  1,120,021         1,463,413
    Intercompany payable                                              839,825           839,825
                                                                -------------       -----------
TOTAL LIABILITIES (PREPETITION)                                     1,959,846         2,419,616
                                                                -------------       -----------
TOTAL LIABILITIES                                                   4,131,568         2,419,616
                                                                -------------       -----------

SHAREHOLDERS' EQUITY
    Common stock                                                        1,000             1,000
    Capital in excess of par value                                  4,067,259         4,067,259
    Equity - unearned compensation                                          -                 -
    Minimum pension liability adjustment                                    -                 -
    Foreign currency translation adjustment                                 -                 -
    Retained earnings - prepetition                                 1,746,039         1,746,039
    Retained earnings - postpetition                                1,709,003                 -
                                                                -------------       -----------
           TOTAL SHAREHOLDERS' EQUITY                               7,523,301         5,814,298
                                                                -------------       -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $  11,654,869       $ 8,233,914
                                                                =============       ===========

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.


ESCAST, INC                                                             CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------


STATUS OF POSTPETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------------
                                                                                      Tax Liability
                                     Beginning     Amt. Withheld       Amount           at End of
FEDERAL TAXES:                     Tax Liability   or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------------
Withholding                            1,329           13,942         13,945              1,326
FICA-Employee                              0            5,957          5,957                  0
FICA-Employer                             42            5,957          5,957                 42
Unemployment                              40                5              5                 40
Income Tax                           751,300          115,910              0            867,210
Foreign Income Tax                         0                0              0                  0
Other:                                     0                0              0                  0
                                   ----------------------------------------------------------------
   TOTAL FEDERAL TAXES              $752,711         $141,771        $25,864           $868,618
                                   ----------------------------------------------------------------
STATE AND LOCAL TAXES:
----------------------
Withholding                              876              581            581                876
Unemployment                             151               48             48                151
Sales                                      0                0              0                  0
Income Tax                                 0                0              0                  0
Real Property                              0                0              0                  0
Personal Property                          0                0              0                  0
Other: Describe                            0                0              0                  0
                                   ----------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES         $1,027             $629           $629             $1,027
                                   ----------------------------------------------------------------
                                   ----------------------------------------------------------------
TOTAL POSTPETITION TAXES           $753,738         $142,400        $26,493           $869,645
                                   ================================================================




----------------------------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                 -------------------------------------------------------------------------------------------
                                       Current      30 days     31-60 days     61-90 days      over 90 days            Total
----------------------------------------------------------------------------------------------------------------------------
Accounts Payable                      637,437         0              0             0                0               637,437
Wages Payable                         199,961         0              0             0                0               199,961
Taxes Payable (Other than Income)       2,435         0              0             0                0                 2,435
Professional Fees                           0         0              0             0                0                     0
Rent/Lease - Building                       0         0              0             0                0                     0
Rent/Lease - Equipment                      0         0              0             0                0                     0
Other Accrued Liabilities             140,935         0              0             0                0               140,935
Income Taxes Payable                  867,210         0              0             0                0               867,210
Secured Debt                                0         0              0             0                0                     0
Intercompany Payable                  323,744         0              0             0                0               323,744
Other LT Liabilities                        0         0              0             0                0                     0
                                 -------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS           $2,171,722        $0             $0            $0               $0            $2,171,722
                                 ===========================================================================================


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
------------------------------------------------------------------------------------------
                                            Dates         Amount             Check Nos.
Description of Tax                          Paid           Paid                or EFT
------------------------------------------------------------------------------------------
All payroll taxes are paid by ADP                         26,493              EFT
      each week.






















                                                         ---------
TOTAL POSTPETITION TAXES PAID                            $26,493
                                                         =========


ESCAST, INC.                                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period          $  2,997,584
PLUS Amounts billed during the period                                          1,678,766
LESS Amounts collected during the period                                       1,550,059
                                                                            ------------
Total Accounts Receivable at the end of the reporting period                $  3,126,291
                                                                            ============

----------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
----------------------------------------------------------------------------------------
0-30 days old                                                                  2,729,534
31-60 days old                                                                   375,447
61-90 days old                                                                    19,335
91+ days old                                                                       1,975
                                                                            ------------
Total Accounts Receivable                                                      3,126,291
Amount considered uncollectible (bad debt)                                        13,842
                                                                            ------------
Accounts Receivable (Net) at the end of the current period                  $  3,112,449
                                                                            ============


DEBTOR QUESTIONNAIRE
--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                    YES          NO
--------------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period? If yes, provide an explanation below.                     x

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an
     explanation below.                                                                        x

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                          x

4.   Are workers compensation and general liability and other necessary
     insurance coverages in effect? If no, provide an explanation below.         x


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-----------
1.


2.


3.


4.





                                                                                EXHIBIT 99.5


FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------
MONTHLY OPERATING REPORT
                                                                               DOCUMENT      EXPLANATION
                                                                 FORM NO.      ATTACHED        ATTACHED
                                                               ------------   -----------   -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                    MOR 1           Attached          No
        Bank Reconciliations                                   MOR 1 (cont)    Attached          No
        Copies of bank statements                                              Available         No
        Cash disbursement journals                                             None              No
Statement of operations                                        MOR 2           Attached          No
Balance Sheet                                                  MOR 3           Attached          No
Status of Postpetition Taxes                                   MOR 4           None              No
        Copies of payment receipts                                             None              No
        Copies of tax returns filed during reporting period                    None              No
Summary of Unpaid Postpetition Debts                           MOR 4           Attached          No
        Listing of aged accounts payable                                       None              No
Accounts Receivable Reconciliation and Aging                   MOR 5           None              No
Debtor Questionnaire                                           MOR 5           Attached          No



I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                           11/26/2003
----------------------------------------       ------------------------------
Signature of Authorized Individual             Date

R. Michael McEntee                             Treasurer
----------------------------------------       ------------------------------
Printed Name of Authorized Individual          Title of Authorized Individual


FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                        CURRENT MONTH         CUMULATIVE FILING TO DATE
                                 -------------------------    --------------------------
                                    ACTUAL      PROJECTED       ACTUAL      PROJECTED
                                 -----------  ------------    ----------  --------------

RECEIPTS
--------
A/R Collections                  $        -   $         -     $       -     $       -
Loans                                     -             -             -             -
Sale of Assets                            -             -             -             -
InterCompany Transfers                    -             -         1,500         1,500
Other                                     -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total Receipts                       -             -         1,500         1,500
                                 -----------  ------------   -----------  -------------
DISBURSEMENTS
-------------
Net Payroll                               -             -             -             -
Payroll Taxes                             -             -             -             -
Accounts Payable                          -             -             -             -
Profit Sharing / Pension                  -             -             -             -
Insurance                                 -             -             -             -
Commissions                               -             -             -             -
Utilities                                 -             -             -             -
Leases / Rents                            -             -             -             -
Bank Service Charges                     18            18           382           382
Loans                                     -             -             -             -
Professional Fees-Bankruptcy              -             -             -             -
US Trustee Fees                           -             -         1,500         1,500
Court Costs                               -             -             -             -
                                 -----------  ------------   -----------  -------------
     Total disbursements                 18            18         1,882         1,882
                                 -----------  ------------   -----------  -------------

NET CASH FLOW                    $      (18)   $      (18)   $     (382)   $     (382)
-------------                    ===========  ============   ===========  =============



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                          Account                        Book
Balance per Books                         Number       Account Type     Balance
                                       ------------  ---------------  ----------
   Wilmington Trust Company               2477-7626    Operational    $   503

                                                                            -

                                                                            -
                                                                      ----------
                                                                      $   503
                                                                      ==========

Bank reconciliations are available.



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                     Month of            CUMULATIVE
                                                   October, 2003        FILING TO DATE
                                                 ---------------      -----------------
Gross Sales                                        $          -         $          -
Less: Defective mat'l returned                                -                    -
         Sales allowances                                     -                    -
         Cash discounts                                       -                    -
                                                 ---------------      -----------------
            Total sales deductions                            -                    -
                                                 ---------------      -----------------
         NET SALES                                            -                    -
                                                 ---------------      -----------------
Cost of Sales                                                 -                    -
                                                 ---------------      -----------------
         GROSS PROFIT                                         -                    -
                                                 ---------------      -----------------
Selling, General & Admin. Expense
    Selling expense                                           -                    -
    General & Admin. expense                                 18                8,785
    Corporate Fees                                            -               (1,500)
                                                 ---------------      -----------------
      Total S G & A and Environ. Expense                     18                7,285
                                                 ---------------      -----------------

         OPERATING INCOME                                   (18)              (7,285)
                                                 ---------------      -----------------
OTHER INCOME (EXPENSE)
    Income (Loss) from Investment in Subsidiaries             -           (1,427,117)
    Interest Expense                                          -                    -
                                                 ---------------      -----------------
         Other Income (Expense)                               -           (1,427,117)
                                                 ---------------      -----------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                                    (18)          (1,434,402)
                                                 ---------------      -----------------
REORGANIZATION ITEMS
    Professional Fees                                         -                    -
    US Trustee Quarterly Fees                                 -                1,500
    (Gain) Loss from sale of equipment                        -                    -
    Other Reorganization Expenses                             -                    -
                                                 ---------------      -----------------
         Total Reorganization Items                           -                1,500
                                                 ---------------      -----------------
INCOME (LOSS) BEFORE TAXES                                  (18)          (1,435,902)

Provision for Taxes                                           -                    -
                                                 ---------------      -----------------
NET INCOME (LOSS)                                  $        (18)        $ (1,435,902)
                                                 ===============      =================



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                   10/31/03           1/15/02
                                                 -------------    --------------
ASSETS
----------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents       $        503      $        885
    Restricted cash and cash equivalents                    -                 -
    Accounts receivable - net                               -                 -
    Inventories -net                                        -                 -
    Other assets - current                                  -                 -
                                                 -------------    --------------
           TOTAL CURRENT ASSETS                           503               885
                                                 -------------    --------------
OTHER ASSETS
    Deferred income taxes                                   -                 -
    Intercompany receivable                                 -                 -
    Investment in subsidiaries                     35,876,225        37,303,342
    Other                                                   -                 -
                                                 -------------    --------------
           TOTAL OTHER ASSETS                      35,876,225        37,303,342
                                                 -------------    --------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                    -                 -
    Buildings                                               -                 -
    Machinery and equipment                                 -                 -
                                                 -------------    --------------
           Total property, plant and equipment              -                 -
    Less: Accum. depreciation and amortization              -                 -
                                                 -------------    --------------
           NET PROPERTY, PLANT AND EQUIPMENT                -                 -
                                                 -------------    --------------
TOTAL ASSETS                                     $ 35,876,728      $ 37,304,227
                                                 =============    ==============

LIABILITIES & SHAREHOLDERS' EQUITY                 10/31/03           1/15/02
----------------------------------------------   -------------    --------------
LIABILITIES (POSTPETITION)
----------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt            $          -      $          -
    Accounts payable                                        -                 -
    Accrued liabilities                                     -                 -
    Accrued income taxes                                    -                 -
    Dividends payable                                       -                 -
                                                 -------------    --------------
           TOTAL CURRENT LIABILITIES                        -                 -
                                                 -------------    --------------
LONG-TERM DEBT - SECURED                                    -                 -
                                                 -------------    --------------
OTHER LIABILITIES
    Disc. operations and environ. remediation               -                 -
    Deferred income taxes                                   -                 -
    Intercompany payable                                5,973                 -
    Long-term pension liability                             -                 -
                                                 -------------    --------------
           TOTAL OTHER LIABILITIES                      5,973                 -
                                                 -------------    --------------
TOTAL LIABILITIES (POSTPETITION)                        5,973                 -
                                                 -------------    --------------



LIABILITIES (PREPETITION)
----------------------------------------------
    Secured debt                                            -                 -
    Priority debt                                           -             1,000
    Unsecured debt                                          -                 -
    Intercompany payable                           30,857,357        30,853,927
                                                 -------------    --------------
TOTAL LIABILITIES (PREPETITION)                    30,857,357        30,854,927
                                                 -------------    --------------
TOTAL LIABILITIES                                  30,863,330        30,854,927
                                                 -------------    --------------
SHAREHOLDERS' EQUITY
    Common stock                                            -                 -
    Capital in excess of par value                          -                 -
    Equity - unearned compensation                          -                 -
    Minimum pension liability adjustment                    -                 -
    Foreign currency translation adjustment                 -                 -
    Retained earnings - prepetition                 6,449,300         6,449,300
    Retained earnings - postpetition               (1,435,902)                -
                                                 -------------    --------------
           TOTAL SHAREHOLDERS' EQUITY               5,013,398         6,449,300
                                                 -------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 35,876,728      $ 37,304,227
                                                 =============    ==============




FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    October 31, 2003
                                                                                ----------------


SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
----------------------------------------------------------------------------------------------------------------------
                                                                             Number of Days Past Due
                                 -------------------------------------------------------------------------------------
                                    Current      30 days      31-60 days    61-90 days    over 90 days     Total
----------------------------------------------------------------------------------------------------------------------

Accounts Payable                           0         0            0            0              0                0
Wages Payable                              0         0            0            0              0                0
Taxes Payable (Other than income)          0         0            0            0              0                0
Professional Fees                          0         0            0            0              0                0
Rent/Lease - Building                      0         0            0            0              0                0
Rent/Lease - Equipment                     0         0            0            0              0                0
Other Accrued Liabilities                  0         0            0            0              0                0
Income Taxes Payable                       0         0            0            0              0                0
Secured Debt                               0         0            0            0              0                0
Intercompany Payable                   5,973         0            0            0              0            5,973
Other LT Liabilities                       0         0            0            0              0                0
                                 --------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS              $5,973        $0           $0           $0             $0           $5,973
                                 ======================================================================================



FANSTEEL HOLDINGS, INC.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                            REPORTING PERIOD    October 31, 2003
                                                                                ----------------

DEBTOR QUESTIONNAIRE (MOR-5)

----------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                                  YES       NO
----------------------------------------------------------------------------------------------
1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If yes,
     provide an explanation below.                                                       X
2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period?  If yes, provide an explanation below.                                      X
3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                                         X
4.   Are workers compensation and general liability and
     other necessary insurance coverages in effect?  If no,
     provide an explanation below.                                             X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.6


PHOENIX AEROSPACE CORP.                                                  CASE #  02-10109 (JJF)
                                                                                 ----------------
                                                                REPORTING PERIOD October 31, 2003
                                                                                 ----------------
MONTHLY OPERATING REPORT
                                                                        DOCUMENT     EXPLANATION
                                                         FORM NO.       ATTACHED       ATTACHED
                                                        ----------     ----------    ------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements               MOR 1          Attached     No
    Bank Reconciliations                                  MOR 1 (cont)   None         No
    Copies of bank statements                                            None         No
    Cash disbursement journals                                           None         No
Statement of operations                                   MOR 2          Attached     No
Balance Sheet                                             MOR 3          Attached     No
Status of Postpetition Taxes                              MOR 4          None         No
    Copies of payment receipts                                           None         No
    Copies of tax returns filed during reporting period                  None         No
Summary of Unpaid Postpetition Debts                      MOR 4          None         No
        Listing of aged accounts payable                                 None         No
Accounts Receivable Reconciliation and Aging              MOR 5          None         No
Debtor Questionnaire                                      MOR 5          Attached     No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                            11/26/2003
--------------------------------------------     ------------------------------
Signature of Authorized Individual               Date


R. Michael McEntee Treasurer
--------------------------------------------     ------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

                                       CURRENT MONTH                CUMULATIVE FILING TO DATE
                              -------------------------------    -------------------------------
                                  ACTUAL          PROJECTED          ACTUAL          PROJECTED
                              -------------     -------------    --------------   --------------
RECEIPTS
--------

A/R Collections               $           -     $          -     $           -    $           -
Loans                                     -                -                 -                -
Sale of Assets                            -                -                 -                -
InterCompany Transfers                    -                -             1,500            1,500
Other                                     -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total Receipts                       -                -             1,500            1,500
                              --------------    -------------    --------------   --------------

DISBURSEMENTS
-------------

Net Payroll                               -                -                 -                -
Payroll Taxes                             -                -                 -                -
Accounts Payable                          -                -                 -                -
Profit Sharing / Pension                  -                -                 -                -
Insurance                                 -                -                 -                -
Commissions                               -                -                 -                -
Utilities                                 -                -                 -                -
Leases / Rents                            -                -                 -                -
Bank Service Charges                      -                -                 -                -
Loans                                     -                -                 -                -
Professional Fees-Bankruptcy              -                -                 -                -
US Trustee Fees                           -                -             1,500            1,500
Court Costs                               -                -                 -                -

                              --------------    -------------    --------------   --------------
     Total disbursements                  -                -             1,500            1,500
                              --------------    -------------    --------------   --------------


NET CASH FLOW                 $           -     $          -     $           -    $           -
-------------                 ==============    =============    ==============   ==============



PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  October 31, 2003
                                                              -----------------

STATEMENT OF OPERATIONS (MOR-2)

                                                Month of         CUMULATIVE
                                             October, 2003      FILING TO DATE
                                             --------------    ----------------

Gross Sales                                    $        -         $          -
Less: Defective mat'l returned                          -                    -
      Sales allowances                                  -                    -
      Cash discounts                                    -                    -
        Total sales deductions                ------------      ---------------
                                                        -                    -
                                              ------------      ---------------

        NET SALES                                       -                    -
                                              ------------      ---------------

Cost of Sales                                      (5,444)            (116,852)
                                              ------------      ---------------

        GROSS PROFIT                                5,444              116,852
                                              ------------      ---------------

Selling, General & Admin. Expense
    Selling expense                                     -                    -
    General & Admin. expense                            -                    -
    Corporate Fees                                      -               (1,500)
                                              ------------      ---------------
      Total S G & A and Environ. Expense                -               (1,500)
                                              ------------      ---------------

        OPERATING INCOME                            5,444              118,352
                                              ------------      ---------------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -                    -
    Interest Expense                                    -                    -
                                              ------------      ---------------
       Other Income (Expense)                           -                    -
                                              ------------      ---------------

INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                            5,444              118,352
                                              ------------      ---------------

REORGANIZATION ITEMS
    Professional Fees                                   -                    -
    US Trustee Quarterly Fees                           -                1,500
    (Gain) Loss from sale of equipment                  -                    -
    Other Reorganization Expenses                       -                    -
                                              ------------      ---------------
        Total Reorganization Items                      -                1,500
                                              ------------      ---------------

INCOME (LOSS) BEFORE TAXES                          5,444              116,852

Provision for Taxes                                     -                    -
                                              ------------      ---------------

NET INCOME (LOSS)                              $    5,444        $     116,852
                                              ============      ===============




PHOENIX AEROSPACE CORP.                               CASE #  02-10109 (JJF)
                                                              -----------------
                                            REPORTING PERIOD  October 31, 2003
                                                              -----------------

BALANCE SHEET (MOR-3)

                                                   10/31/03         1/15/02
                                                 ------------     ------------
ASSETS
------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents     $          -       $          -
    Restricted cash and cash equivalents                  -                  -
    Accounts receivable - net                             -                  -
    Inventories - net                                     -                  -
    Other assets - current                                -                  -
                                               -------------      -------------
           TOTAL CURRENT ASSETS                           -                  -
                                               -------------      -------------
OTHER ASSETS
    Deferred income taxes                                 -                  -
    Intercompany receivable                         600,000            471,000
    Investment in subsidiaries                            -                  -
    Other                                                 -                  -
                                               -------------      -------------
           TOTAL OTHER ASSETS                       600,000            471,000
                                               -------------      -------------

PROPERTY, PLANT AND EQUIPMENT
    Land                                            465,000            465,000
    Buildings                                       260,000            260,000
    Machinery and equipment                               -                  -
                                               -------------      -------------
           Total property, plant and equipment      725,000            725,000
    Less: Accum. depreciation and amortization       55,840             43,891
                                               -------------      -------------
           NET PROPERTY, PLANT AND EQUIPMENT        669,160            681,109
                                               -------------      -------------
TOTAL ASSETS                                   $  1,269,160       $  1,152,109
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                 10/31/03         1/15/02
------------------------------------------       ------------     ------------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt          $          -       $          -
    Accounts payable                                      -                  -
    Accrued liabilities                                   -                  -
    Accrued income taxes                                  -                  -
    Dividends payable                                     -                  -
                                               -------------      -------------
           TOTAL CURRENT LIABILITIES                      -                  -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                  -                  -
                                               -------------      -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation             -                  -
    Deferred income taxes                                 -                  -
    Intercompany payable                                199                  -
    Long-term pension liability                           -                  -
                                               -------------      -------------
           TOTAL OTHER LIABILITIES                      199                  -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                        199                  -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
    Secured debt                                          -                  -
    Priority debt                                         -                  -
    Unsecured debt                                        -                  -
    Intercompany payable                                  -                  -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                           -                  -
                                               -------------      -------------
TOTAL LIABILITIES                                       199                  -
                                               -------------      -------------

SHAREHOLDERS' EQUITY
    Common stock                                          -                  -
    Capital in excess of par value                  725,000            725,000
    Equity - unearned compensation                        -                  -
    Minimum pension liability adjustment                  -                  -
    Foreign currency translation adjustment               -                  -
    Retained earnings - prepetition                 427,109            427,109
    Retained earnings - postpetition                116,852                  -
                                               -------------      -------------
           TOTAL SHAREHOLDERS' EQUITY             1,268,961          1,152,109
                                               -------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $  1,269,160       $  1,152,109
                                               =============      =============



PHOENIX AEROSPACE CORP.                                                 CASE #  02-10109 (JJF)
                                                                                --------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                --------------

DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                          YES             NO
--------------------------------------------------------------------------------------------------

1. Have any assets been sold or transferred outside the normal course of business this reporting
   period? If yes, provide an explanation below.                                        X
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                                        X
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.                           X
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                                  X


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.



                                                                                EXHIBIT 99.7

WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

MONTHLY OPERATING REPORT
                                                                             DOCUMENT        EXPLANATION
                                                            FORM NO.         ATTACHED         ATTACHED
                                                           ---------        ----------      --------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                  MOR 1              Yes              No
    Bank Reconciliations                                     MOR 1 (cont)    Available           No
    Copies of bank statements                                                Available           No
    Cash disbursement journals                                               Available           No
Statement of operations                                      MOR 2              Yes              No
Balance Sheet                                                MOR 3              Yes              No
Status of Postpetition Taxes                                 MOR 4              Yes              No
    Copies of payment receipts                                               Available           No
    Copies of tax returns filed during reporting period                      Available           No
Summary of Unpaid Postpetition Debts                         MOR 4              Yes              No
    Listing of aged accounts payable                                         Available           No
Accounts Receivable Reconciliation and Aging                 MOR 5              Yes              No
Debtor Questionnaire                                         MOR 5              Yes              No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         11/26/2003
---------------------------------------       ----------------------------------
Signature of Authorized Individual            Date


R. Michael McEntee                            Vice President
---------------------------------------       ----------------------------------
Printed Name of Authorized Individual         Title of Authorized Individual




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                              CURRENT MONTH                    CUMULATIVE FILING TO DATE
                                       -----------------------------        ------------------------------
                                          ACTUAL        PROJECTED             ACTUAL          PROJECTED
                                       ------------   --------------        ------------    --------------
RECEIPTS
--------
A/R Collections                        $    750,330     $    896,582       $ 21,760,166     $   22,021,798
Loans                                             -                -                  -                  -
Sale of Assets                                    -                -                  -                  -
InterCompany                                393,816          285,000          1,694,516            455,000
Other                                         3,641                -             64,163              1,176
                                       ------------     ------------        -----------     --------------
     Total Receipts                       1,147,787        1,181,582         23,518,844         22,477,974
                                       ------------     ------------        -----------     --------------
DISBURSEMENTS
-------------

Net Payroll                                 257,594          255,565          5,100,975          5,176,688
Payroll Taxes                               114,446          115,679          2,621,055          2,430,854
Accounts Payable                            692,033          696,768         13,131,150         12,078,145
Profit Sharing / Pension                     17,173           24,925            495,220            453,838
Insurance                                     4,308            4,198            699,332            613,541
Commissions                                  49,147           41,243            956,220            981,937
Utilities                                    10,687           13,000            298,780            279,498
Leases/Rents                                  3,487            5,000             84,255             90,000
Bank Service Charges                              -                -                  -                  -
Loans                                             -                -              4,358                  -
Professional Fees-Bankruptcy                      -                -                  -                  -
Capital Expenditures                         25,161           25,000            246,136            247,000
US Trustee Fees                                   -                -             39,750             39,750
Court Costs                                       -                -                  -                  -
                                       ------------     ------------        -----------     --------------
     Total disbursements               $  1,174,036     $  1,181,378       $ 23,677,231     $   22,391,251
                                       ------------     ------------        -----------     --------------
NET CASH FLOW                          $    (26,249)    $        203       $   (158,387)    $       86,723
-------------                          ============     ============        ===========     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)

                                      Account                           Book
Balance per Books                     Number        Account Type       Balance
                                    ----------   -----------------   -----------
  US Bank                       1 964 5603 8997  Payroll - Hourly    $      100

  US Bank                       1 964 5603 8005  Payroll - Salaried        (728)

  Petty Cash                                     Petty Cash                 421

  National City                 884096836        Disbursement-AP       (134,915)

                                                                              -

                                                                              -
                                                                     -----------
                                                                     $ (135,122)
                                                                     ===========

Bank reconciliations are available.




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                              Month of           CUMULATIVE
                                            October 2003        FILING TO DATE
                                            --------------    -----------------

Gross Sales                                  $   906,497      $ 22,164,915
Less: Defective mat'l returned                       256           (65,244)
      Sales allowances                            50,548           932,987
      Cash discounts                               2,581           205,178
                                             ------------     -------------
       Total sales deductions                     53,385          1,072,921
                                             ------------     -------------

      NET SALES                                  853,112         21,091,994
                                             ------------     -------------

Cost of Sales                                  1,017,356         18,756,428
                                             ------------     -------------

     GROSS PROFIT                               (164,244)         2,335,566
                                             ------------     -------------
Selling, General & Admin. Expense
  Selling expense                                 31,515          1,191,407
  General & Admin. expense                        99,889          1,560,498
  Corporate Fees                                  52,000          1,004,000
                                             ------------     -------------
   Total S G & A and Environ. Expense            183,404          3,755,905
                                             ------------     -------------

     OPERATING INCOME                           (347,648)        (1,420,339)
                                             ------------     -------------
OTHER INCOME (EXPENSE)
  Other Income (Expense)                               -             (9,848)
  Interest Expense                                     -                  -
                                             ------------     -------------
   Other Income (Expense)                              -             (9,848)
                                             ------------     -------------
INCOME (LOSS) BEFORE
 REORGANIZATION ITEMS                           (347,648)        (1,430,187)
                                             ------------     -------------

REORGANIZATION ITEMS
 Professional Fees                                47,000            793,250
 US Trustee Quarterly Fees                             -             39,750
 (Gain) Loss from sale of equipment                    -                  -
 Other Reorganization Expenses                         -                  -
                                             ------------     -------------
   Total Reorganization Items                     47,000            833,000
                                             ------------     -------------

INCOME (LOSS) BEFORE TAXES                      (394,648)        (2,263,187)

Provision for Taxes                             (136,000)          (773,000)
                                             ------------     -------------

NET INCOME (LOSS)                            $  (258,648)     $  (1,490,187)
                                             ============     ==============




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                    10/31/03            1/15/02
                                                  -----------        -----------
ASSETS
------------------------------------------
CURRENT ASSETS
  Unrestricted cash and cash equivalents        $   (135,122)       $   23,265
  Restricted cash and cash equivalents                     -                 -
  Accounts receivable - net                          926,717         1,161,243
  Inventories - net                                1,624,270         1,498,330
  Other assets - current                             616,345           469,960
                                               -------------      -------------
        TOTAL CURRENT ASSETS                       3,032,210         3,152,798
                                               -------------      -------------

OTHER ASSETS
  Deferred income taxes                              699,718            36,697
  Intercompany receivable                          9,523,702         9,366,952
  Investment in subsidiaries                               -                 -
    Other                                                  -                 -
                                               -------------      -------------
        TOTAL OTHER ASSETS                        10,223,420         9,403,649
                                               -------------      -------------
PROPERTY, PLANT AND EQUIPMENT
  Land                                                40,211            40,211
  Buildings                                        1,261,154         1,261,154
  Machinery and equipment                          4,444,565         4,195,650
                                               -------------      -------------
        Total property, plant and equipment        5,745,930         5,497,015
  Less: Accum. depreciation and amortization       3,936,266         3,573,615
                                               -------------      -------------
        NET PROPERTY, PLANT AND EQUIPMENT          1,809,664         1,923,400
                                               -------------      -------------
TOTAL ASSETS                                    $ 15,065,294      $ 14,479,847
                                               =============      =============

LIABILITIES & SHAREHOLDERS' EQUITY                10/31/03            1/15/02
------------------------------------------       ----------         -----------
LIABILITIES (POSTPETITION)
------------------------------------------
CURRENT LIABILITIES
  Current portion of long-term debt             $          -      $          -
  Accounts payable                                   501,257                 -
  Accrued liabilities                                454,277                 -
  Accrued income taxes                                     -                 -
  Dividends payable                                        -                 -
                                               -------------      -------------
        TOTAL CURRENT LIABILITIES                    955,534                 -
                                               -------------      -------------
LONG-TERM DEBT - SECURED                                   -                 -
                                               -------------      -------------
OTHER LIABILITIES
  Disc. operations and environ. remediation                -                 -
  Deferred income taxes                                    -                 -
  Intercompany payable                             1,851,266                 -
  Long-term pension liability                              -                 -
                                               -------------      -------------
        TOTAL OTHER LIABILITIES                    1,851,266                 -
                                               -------------      -------------
TOTAL LIABILITIES (POSTPETITION)                   2,806,800                 -
                                               -------------      -------------



LIABILITIES (PREPETITION)
------------------------------------------
  Secured debt                                             -                 -
  Priority debt (1)                                        -           320,225
  Unsecured debt                                     508,379           919,320
  Intercompany payable                                     -                 -
                                               -------------      -------------
TOTAL LIABILITIES (PREPETITION)                      508,379         1,239,545
                                               -------------      -------------
TOTAL LIABILITIES                                  3,315,179         1,239,545
                                               -------------      -------------

SHAREHOLDERS' EQUITY
  Common stock                                         1,000             1,000
  Capital in excess of par value                   2,951,859         2,951,859
  Equity - unearned compensation                           -                 -
  Minimum pension liability adjustment                     -                 -
  Foreign currency translation adjustment                  -                 -
  Retained earnings - prepetition                 10,287,443        10,287,443
  Retained earnings - postpetition                (1,490,187)                -
                                               -------------      --------------
        TOTAL SHAREHOLDERS' EQUITY                11,750,115        13,240,302
                                               -------------      --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 15,065,294      $ 14,479,847
                                               =============      ==============

(1) Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

STATUS OF POSTPETITION TAXES (MOR-4)
---------------------------------------------------------------------------------------------
                                                                               Tax Liability
                              Beginning     Amt. Withheld       Amount           at End of
FEDERAL TAXES:             Tax Liability    or Amt of Tax        Paid          Current Month
---------------------------------------------------------------------------------------------
Withholding                           0           38,756         38,756                  0
FICA-Employee                         0           27,910         27,910                  0
FICA-Employer                       613           28,013         27,910                716
Unemployment                          0              289            289                  0
Income Tax                            0                0              0                  0
Foreign Income Tax                    0                0              0                  0
Other:                                0                0              0                  0
                             --------------------------------------------------------------
 TOTAL FEDERAL TAXES               $613          $94,968        $94,865               $716
                             --------------------------------------------------------------

STATE AND LOCAL TAXES:
----------------------
Withholding                           0           16,840         16,840                  0
Unemployment                         21            2,741          2,741                 21
Sales                             1,245              226          2,483             (1,012)
Income Tax                            0                0              0                  0
Real Property                     7,759            7,759              0             15,518
Personal Property                     0                0              0                  0
Other: Describe                       0                0              0                  0
                              -------------------------------------------------------------
 TOTAL STATE AND LOCAL TAXES    $ 9,025          $27,566        $22,064            $14,527
                              -------------------------------------------------------------
                              -------------------------------------------------------------
TOTAL POSTPETITION TAXES       $ 9,638         $122,534       $116,929            $15,243
                              =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)

--------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Days Past Due
                                   ---------------------------------------------------------------------------------------------
                                        Current     30 days       31-60 days    61-90 days        over 90 days            Total
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                     501,257             0              0             0                     0            501,257
Wages Payable                        276,817             0              0             0                     0            276,817
Taxes Payable (Other than income)     15,243             0              0             0                     0             15,243
Professional Fees                          0             0              0             0                     0                  0
Rent/Lease - Building                      0             0              0             0                     0                  0
Rent/Lease - Equipment                17,449             0              0             0                     0             17,449
Other Accrued Liabilities            144,768             0              0             0                     0            144,768
Deferred Income Taxes Payable              0             0              0             0                     0                  0
Secured Debt                               0             0              0             0                     0                  0
Intercompany Payable               1,851,266             0              0             0                     0          1,851,266
Other LT Liabilities                       0             0              0             0                     0                  0
                                  ----------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS          $2,806,800            $0             $0            $0                    $0         $2,806,800
                                  ==============================================================================================





WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)
----------------------------------------------------------------------------------
                                       Dates          Amount          Check Nos.
Description of Tax                      Paid           Paid            or EFT
----------------------------------------------------------------------------------
FWT-2040015100                         Weekly        38,756             EFT to ADP
FICA-2040025100-Employee               Weekly        27,910             EFT to ADP
FICA-2040035100-Employer               Weekly        27,910             EFT to ADP
FUI-2042605100                         Weekly           289             EFT to ADP
SWT-IA-2041155100                      Weekly        16,840             EFT to ADP
SUI-IA-2042155100                      Weekly         2,741             EFT to ADP
SWT-IL-2041135100                      Weekly                           EFT to ADP
Sales and Use Tax-2061155100        Quarterly         2,483
Real Estate Taxes-2060015100     Twice Yearly







                                                   --------
TOTAL POSTPETITION TAXES PAID                     $116,929
                                                   ========




WASHINGTON MANUFACTURING CO.                                            CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
-------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period  $  781,327
PLUS Amounts billed during the period                                  857,867
LESS Amounts collected during the period                               750,330
                                                                    ------------
Total Accounts Receivable at the end of the reporting period        $  888,864
                                                                    ============



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------------
0-30 days old                                                          580,748
31-60 days old                                                         158,956
61-90 days old                                                          31,036
91+ days old                                                           118,124
                                                                 ---------------
Total Accounts Receivable                                              888,864
Amount considered uncollectible (bad debt)                              45,910
                                                                 ---------------
Accounts Receivable (Net) at the end of the current period          $  842,954
                                                                 ===============



DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                           YES             NO
-------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside
   the normal course of business this reporting
   period? If yes, provide an explanation below.                        NO
2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period? If yes, provide an explanation below.                        NO
3. Have all postpetition tax returns been timely
   filed? If no, provide an explanation below.             YES
4. Are workers compensation and general liability
   and other necessary insurance coverages in effect?
   If no, provide an explanation below.                    YES


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.




                                                                                EXHIBIT 99.8

WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

MONTHLY OPERATING REPORT
                                                                               DOCUMENT       EXPLANATION
                                                              FORM NO.         ATTACHED         ATTACHED
                                                            --------------    -----------    -------------
REQUIRED DOCUMENTS

Schedule of Cash Receipts and Disbursements                     MOR 1              Yes            No
        Bank Reconciliations                                    MOR 1 (cont)    Available         No
        Copies of bank statements                                               Available         No
        Cash disbursement journals                                              Available         No
Statement of operations                                         MOR 2              Yes            No
Balance Sheet                                                   MOR 3              Yes            No
Status of Postpetition Taxes                                    MOR 4              Yes            No
        Copies of payment receipts                                              Available         No
        Copies of tax returns filed during reporting period                     Available         No
Summary of Unpaid Postpetition Debts                            MOR 4              Yes            No
        Listing of aged accounts payable                                        Available         No
Accounts Receivable Reconciliation and Aging                    MOR 5              Yes            No
Debtor Questionnaire                                            MOR 5              Yes            No


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ R. Michael McEntee                         11/26/2003
---------------------------------------     -----------------------------------
Signature of Authorized Individual          Date

R. Michael McEntee                          Vice President
---------------------------------------     -----------------------------------
Printed Name of Authorized Individual       Title of Authorized Individual



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

                                          CURRENT MONTH                 CUMULATIVE FILING TO DATE
                                 -------------------------------    -------------------------------
                                      ACTUAL         PROJECTED          ACTUAL          PROJECTED
                                 -------------     -------------    -------------    --------------
RECEIPTS
--------
A/R Collections                   $  2,035,198      $  1,579,466     $ 39,262,423     $  39,432,922
Loans                                        -                 -                -                 -
Sale of Assets                               -                 -                -                 -
InterCompany Transfer                  170,188           400,000         (874,232)          118,420
Other                                    2,144                 -           61,448                 -
                                 -------------     -------------     ------------     -------------
     Total Receipts                  2,207,530         1,979,466       38,449,639        39,551,342
                                 -------------     -------------     ------------     -------------
DISBURSEMENTS
-------------
Net Payroll                            384,345           383,794        8,482,218         8,706,087
Payroll Taxes                          230,443           215,204        4,723,035         4,506,939
Accounts Payable                     1,412,059         1,418,627       20,474,981        20,316,991
Profit Sharing / Pension                16,056            16,056          455,377           516,978
Insurance                                4,325             6,805        2,071,702         1,991,291
Commissions                             26,059            26,059          743,381           765,240
Utilities                               75,148            73,142        1,232,568         1,243,963
Leases / Rents                          18,662            18,828          622,789           603,464
Bank Service Charges                         -                 -                -                 -
Loans                                        -                 -                -                 -
Professional Fees-Bankruptcy                 -                 -                -                 -
Capital Expenditures                         -                 -                -                 -
US Trustee Fees                              -                 -           46,250            46,250
Court Costs                                  -                 -                -                 -
                                 -------------     -------------     ------------     -------------
     Total disbursements             2,167,097         2,158,514       38,852,301        38,697,202
                                 -------------     -------------     ------------     -------------
NET CASH FLOW                      $    40,433      $   (179,048)     $  (402,662)   $      854,140
-------------                    =============    ==============     ============    ==============



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

BANK RECONCILIATION (MOR 1 CONTINUED)
                                            Account                        Book
Balance per Books                           Number       Account Type    Balance
                                         ------------  ---------------  ----------
  Petty Cash                               N/A         Petty cash       $    1,000

  Iowa State Savings Bank                  18082912    Payroll              12,504

  National City Bank                       884096828   Disbursement       (161,321)

                                                                                 -

                                                                        ----------
Bank reconciliations are available.                                     $ (147,817)
                                                                        ==========





WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

STATEMENT OF OPERATIONS (MOR-2)

                                               Month of           CUMULATIVE
                                             October 2003       FILING TO DATE
                                            --------------     ----------------

Gross Sales                                   $ 1,909,412        $40,142,945
Less: Defective mat'l returned                          -                  -
      Sales allowances                             31,279          1,130,293
      Cash discounts                                1,839             48,883
                                             ------------        -----------
           Total sales deductions                  33,118          1,179,176
                                             ------------        -----------

        NET SALES                               1,876,294         38,963,769
                                             ------------        -----------
Cost of Sales                                   1,568,989         36,604,639
                                             ------------        -----------
        GROSS PROFIT                              307,305          2,359,130
                                             ------------        -----------

Selling, General & Admin. Expense
    Selling expense                                54,897          1,186,815
    General & Admin. expense                       61,434          1,196,064
    Corporate Fees                                 76,000          1,718,000
                                             ------------        -----------
      Total S G & A and Environ. Expense          192,331          4,100,879
                                             ------------        -----------
        OPERATING INCOME                          114,974         (1,741,749)
                                             ------------        -----------
OTHER INCOME (EXPENSE)
    Other Income (Expense)                              -            (32,583)
    Interest Expense                                    -                  -
                                             ------------        -----------
        Other Income (Expense)                          -            (32,583)
                                             ------------        -----------
INCOME (LOSS) BEFORE
    REORGANIZATION ITEMS                          114,974         (1,774,332)
                                             ------------        -----------
REORGANIZATION ITEMS
    Professional Fees                              69,000          1,369,750
    US Trustee Quarterly Fees                           -             46,250
    (Gain) Loss from sale of equipment                  -                  -
    Other Reorganization Expenses                       -                  -
                                             ------------        -----------
        Total Reorganization Items                 69,000          1,416,000
                                             ------------        -----------

INCOME (LOSS) BEFORE TAXES                         45,974         (3,190,332)

Provision for Taxes                                17,000         (1,066,000)
                                             ------------        -----------
NET INCOME (LOSS)                            $     28,974       $ (2,124,332)
                                             =============      =============


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

BALANCE SHEET (MOR-3)
                                                         10/31/03         1/15/02
ASSETS                                               --------------   --------------
--------------------------------------------------
CURRENT ASSETS
    Unrestricted cash and cash equivalents              $ (147,817)      $  254,845
    Restricted cash and cash equivalents                         -                -
    Accounts receivable - net                            2,714,456        2,712,548
    Inventories - net                                    3,831,309        6,262,631
    Other assets - current                                 518,987          227,047
                                                     -------------    -------------
           TOTAL CURRENT ASSETS                          6,916,935        9,457,071
                                                     -------------    -------------
OTHER ASSETS
    Deferred income taxes                                1,001,802          919,242
    Intercompany receivable                             14,515,769       13,580,933
    Investment in subsidiaries                                   -                -
    Other                                                1,018,415              563
                                                     -------------    -------------
           TOTAL OTHER ASSETS                           16,535,986       14,500,738
                                                     -------------    -------------
PROPERTY, PLANT AND EQUIPMENT
    Land                                                   233,419          233,419
    Buildings                                            3,931,795        3,931,795
    Machinery and equipment                              9,948,046        9,944,774
                                                     -------------    -------------
           Total property, plant and equipment          14,113,260       14,109,988
    Less: Accum. depreciation and amortization          12,727,300       12,262,052
                                                     -------------    -------------
           NET PROPERTY, PLANT AND EQUIPMENT             1,385,960        1,847,936
                                                     -------------    -------------
TOTAL ASSETS                                          $ 24,838,881     $ 25,805,745
                                                     =============    =============

LIABILITIES & SHAREHOLDERS' EQUITY                      10/31/03         1/15/02
--------------------------------------------------   --------------   -------------
LIABILITIES (POSTPETITION)
--------------------------------------------------
CURRENT LIABILITIES
    Current portion of long-term debt                 $          -     $          -
    Accounts payable                                       990,584                -
    Accrued liabilities                                  1,714,191                -
    Accrued income taxes                                         -                -
    Dividends payable                                            -                -
                                                     -------------    -------------
           TOTAL CURRENT LIABILITIES                     2,704,775                -
                                                     -------------    -------------
LONG-TERM DEBT - SECURED                                         -                -
                                                     -------------    -------------
OTHER LIABILITIES
    Disc. operations and environ. remediation            1,166,000                -
    Deferred income taxes                                        -                -
    Intercompany payable                                   510,064                -
    Long-term pension liability                                  -                -
                                                     -------------    -------------
           TOTAL OTHER LIABILITIES                       1,676,064                -
                                                     -------------    -------------
TOTAL LIABILITIES (POSTPETITION)                         4,380,839                -
                                                     -------------    -------------



LIABILITIES (PREPETITION)
--------------------------------------------------
    Secured debt                                                 -                -
    Priority debt 1                                              -        1,814,744
    Unsecured debt                                       5,511,226        6,919,853
    Intercompany payable                                         -                -
                                                     -------------    -------------
TOTAL LIABILITIES (PREPETITION)                          5,511,226        8,734,597
                                                     -------------    -------------
TOTAL LIABILITIES                                        9,892,065        8,734,597
                                                     -------------    -------------
SHAREHOLDERS' EQUITY
    Common stock                                             1,000            1,000
    Capital in excess of par value                      15,939,486       15,939,486
    Equity - unearned compensation                               -                -
    Minimum pension liability adjustment                         -                -
    Foreign currency translation adjustment                      -                -
    Retained earnings - prepetition                      1,130,662        1,130,662
    Retained earnings - postpetition                    (2,124,332)               -
                                                     -------------    -------------
           TOTAL SHAREHOLDERS' EQUITY                   14,946,816       17,071,148
                                                     -------------    -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 24,838,881     $ 25,805,745
                                                     =============    =============


1 Priority debts at January 15, 2002 which were related to wages, salaries, commissions, and contributions for employee benefit plans, were paid based on first day motions.



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

STATUS OF POSTPETITION TAXES (MOR-4)

----------------------------------------------------------------------------------------------
                                                                              Tax Liability
                                    Beginning     Amt. Withheld     Amount      at End of
FEDERAL TAXES:                    Tax Liability   or Amt of Tax      Paid     Current Month
----------------------------------------------------------------------------------------------
Withholding                          19,187           65,963       76,083            9,067
FICA-Employee                        14,869           46,972       51,315           10,526
FICA-Employer                        14,869           46,972       51,315           10,526
Unemployment                           7048              545          465              784
Income Tax                                0                0            0                0
Foreign Income Tax                        0                0            0                0
Other:                                    0                0            0                0
                                 -------------------------------------------------------------
   TOTAL FEDERAL TAXES              $49,628         $160,451     $179,177          $30,902
                                 -------------------------------------------------------------
STATE AND LOCAL TAXES:
---------------------
Withholding                          11,559           28,047       24,121           15,485
Unemployment                         28,001            4,229       27,145            5,085
Sales                                     0                0            0                0
Income Tax                                0                0            0                0
Real Property                        69,698            6,422            0           76,120
Personal Property                         0                0            0                0
Other: Describe                           0                0            0                0
                                 -------------------------------------------------------------
  TOTAL STATE AND LOCAL TAXES      $109,258          $38,698      $51,266          $96,690
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
TOTAL POSTPETITION TAXES           $158,886         $199,149     $230,443         $127,592
                                 =============================================================



SUMMARY OF UNPAID POSTPETITION DEBT (MOR-4)
-------------------------------------------------------------------------------------------------------------
                                                  Number of Days Past Due
                              --------------------------------------------------------------------------------
                                    Current   30 days    31-60 days   61-90 days     over 90 days    Total
---------------------------------------------------------------------------------------------------------------
Accounts Payable                    990,584        0            0             0          0           990,584
Wages Payable                       684,019        0            0             0          0           684,019
Taxes Payable (Other than income)   127,592        0            0             0          0           127,592
Professional Fees                    74,472        0            0             0          0            74,472
Rent/Lease - Building                     0        0            0             0          0                 0
Rent/Lease - Equipment                    0        0            0             0          0                 0
Other Accrued Liabilities           828,108        0            0             0          0           828,108
Income Taxes Payable                      0        0            0             0          0                 0
Secured Debt                              0        0            0             0          0                 0
Intercompany Payable                510,064        0            0             0          0           510,064
Other LT Liabilities              1,166,000        0            0             0          0         1,166,000
                              ---------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS         $4,380,839       $0           $0            $0         $0        $4,380,839
                              =================================================================================


WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

DETAIL OF POSTPETITION TAXES PAID (MOR-4)

----------------------------------------------------------------------------
                               Dates           Amount     Check Nos.
Description of Tax             Paid             Paid        or EFT
----------------------------------------------------------------------------
SWCC - Ia W/H                  10/10/03        $2,139        115510
SWCC - Ia W/H                  10/25/03        12,532        115694
Iowa W/H                       10/10/03         9,450          6508
FIT PAYMENT                    10/01/03        19,187      30664071
FICM-FICA PAYMENT              10/01/03        26,726      30664071
FIT PAYMENT                    10/08/03         9,008      31445334
FICM-FICA PAYMENT              10/08/03        12,448      31445334
FIT PAYMENT                    10/15/03        20,790      32273036
FICM-FICA PAYMENT              10/15/03        26,507      32273036
FIT PAYMENT                    10/22/03         7,541      33047569
FICM-FICA PAYMENT              10/22/03        11,077      33047569
FIT PAYMENT                    10/29/03        19,557      33818328
FICM-FICA PAYMENT              10/29/03        25,871      33818328
Fed Unemployment Tax           10/30/03           465      33945319
Iowa Unemployment Tax          10/30/03        27,145        115744

                                           -----------
TOTAL POSTPETITION TAXES PAID                $230,443
                                           ===========



WELLMAN DYNAMICS CORP.                                                  CASE #  02-10109 (JJF)
                                                                                ----------------
                                                              REPORTING PERIOD  October 31, 2003
                                                                                ----------------

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (MOR-5)

------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION
------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period         $3,038,349
PLUS Amounts billed during the period                                       1,876,294
LESS Amounts collected during the period                                    2,035,198
                                                                      ---------------
Total Accounts Receivable at the end of the reporting period               $2,879,445
                                                                      ===============



------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
------------------------------------------------------------------------------------------
0-30 days old                                                                2,626,921
31-60 days old                                                                  72,251
61-90 days old                                                                  49,268
91+ days old                                                                   131,005
                                                                       ---------------
Total Accounts Receivable                                                    2,879,445
Amount considered uncollectible (bad debt)                                     165,271
                                                                       ---------------
Accounts Receivable (Net) at the end of the current period                  $2,714,174
                                                                       ===============

DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH.                                            YES          NO
------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
   explanation below.                                                                 no
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
   provide an explanation below.                                                      no
3. Have all postpetition tax returns been timely filed? If no,
   provide an explanation below.                                        yes
4. Are workers compensation and general liability and other
   necessary insurance coverages in effect? If no, provide an
   explanation below.                                                   yes


EXPLANATIONS: (PLEASE INSERT ROWS IF MORE INFO IS NEEDED OR ATTACH SEPARATE SCHEDULE.)
-------------
1.



2.



3.



4.

